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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement Nos. 33-74800, 333-23587, 333-59879, 333-59875, 333-92416 of Hawthorne Financial
Corporation on Form S-8 of our report dated February 12, 2003, appearing in this Annual Report on Form 10-K of Hawthorne Financial Corporation for the year ended December 31, 2002.

/S/ DELOITTE & TOUCHE LLP

Los Angeles, California
March 28, 2003